July 3, 2012

TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Equity Fund

Supplement to Prospectus and Summary Prospectus dated April 12, 2012

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Touchstone Dynamic Equity Fund (the “Fund”) Prospectus and Summary Prospectus dated April 12, 2012 and this Supplement should be read in conjunction with such documents:

The following replaces the text with respect to the performance of the Class A shares of the Touchstone Dynamic Equity Fund set forth under the heading “Average Annual Total Returns for the periods ended December 31, 2011” in the Fund’s Prospectus on page 8 and in the Fund’s Summary Prospectus on page 5.

Touchstone Dynamic Equity Fund	1 Year	5 Years	10 Years
Class A
Return Before Taxes	1.65%	-5.43%	1.09%

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

TSF-54CC-TST-TDEAX-S2-1204